UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                        _______________________________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                     February 27, 1997 (February 26, 1997)



                          Newmont Mining Corporation


   Delaware                1-1153                 13-1806811
(State or other       (Commission File          (IRS Employer
jurisdiction of           Number)            Identification No.)
incorporation)

                     1700 Lincoln Street, Denver CO  80203
              (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code:

                                (303) 863-7414
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Item 5.  Other Events.

     On February 26, 1997, Newmont Mining Corporation ("Newmont Mining") issued a press release announcing that it had been advised by the staff of the Securities and Exchange Commission (the "SEC") that the SEC will not object to Newmont Mining's use of pooling of interests accounting in a combination with Santa Fe Pacific Gold Corporation ("Santa Fe") if Santa Fe were to pay a $65 million termination fee under its merger agreement with Homestake Mining Co.
A copy of the text of Newmont Mining's press release is attached as Exhibit 20(a) and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

     (a)  None.

     (b)  None.

     (c)  Exhibits.

          20(a) Text of Press Release dated February 26, 1997, issued by Newmont Mining.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NEWMONT MINING CORPORATION



Date:      February 27, 1997            By:  /s/ Timothy J. Schmitt
                                        Timothy J. Schmitt
                                        Vice President, Secretary and
                                        Assistant General Counsel
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                                  EXHIBIT INDEX

Exhibit 20(a)  Text of Press Release dated February 26, 1997
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